UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

HV BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-37981	46-4351868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 South Easton Road, Suite 304 Doylestown, PA		18901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (267) 280-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HVBC	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On February 15, 2023, HV Bancorp, Inc. (“HVBC” or the “Company”) held a Special Meeting of Shareholders (the “Meeting”).  The voting results from the Meeting as to the proposals presented to shareholders were as follows:

PROPOSAL 1: to consider and vote upon a proposal to approve the Agreement and Plan of Merger by and among Citizens Financial Services, Inc. (“CZFS”), a Pennsylvania corporation, CZFS Acquisition Company, LLC, a Pennsylvania limited liability company and wholly-owned subsidiary of CZFS (“CZFSAC”), First Citizens Community Bank, a Pennsylvania-chartered bank and wholly-owned subsidiary of CZFSAC (“FCCB”), HVBC and Huntingdon Valley Bank, a Pennsylvania-chartered savings bank and wholly-owned subsidiary of HVBC (“HVB”), dated October 18, 2022, pursuant to which (i) HVBC will merge with and into CZFS, with CZFS as the surviving entity and (ii) HVB will merge with and into FCCB, with FCCB as the surviving entity (the “merger proposal”).

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	1,483,465	7,934	1,115	-

PROPOSAL 2: to consider and vote upon a proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of HVBC in connection with the merger.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	1,375,323	78,445	38,746	-

Both proposals were approved by Company shareholders. In connection with the Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Meeting, if necessary or appropriate, in the event there were not sufficient votes in favor of the merger proposal at the time of the Meeting. Because the shareholders approved the merger proposal at the Meeting, the adjournment proposal was not submitted to the shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HV Bancorp, Inc.

Date: February 15, 2023	By:	/s/ Travis J. Thompson
Travis J. Thompson
Chief Executive Officer (Duly Authorized Officer)